Basis of Presentation (Details) $ in Millions	12 Months Ended
	Dec. 31, 2021	May 19, 2021 USD ($)
Basis of Presentation (Details) [Line Items]
Exchange ratio	5.8417
Company subsequently disposed description	On the date of the transfer, the Company subsequently disposed Lianluo Connection which had a carrying value of negative 2.0 million for $0 consideration and recognized a gain of $2.0 million, which is included in the Company’s consolidated statements of income for the year ended December 31, 2021.
Newegg [Member]
Basis of Presentation (Details) [Line Items]
Net assets carrying value		$ 8.4
Cash equivalents and restricted cash		11.4
Marketable securities		0.2
Prepaid and other assets		0.5
Warrant liabilities		1.2
Accrued expenses and other liabilities		$ 2.5